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                                   Schedule I
                          to Asset Purchase Agreement
                between West Coast Entertainment Corporation and
                  the Sellers and Principals Identified Below


 Section of Agreement
 in Which Term, Item or
 Information is Referenced   Term or Item
 -------------------------   ------------

 Recital                     Name, Address and Principal Office of Each Seller:

                             Alex Jordan Corp.
                             dba West Coast Video
                             1521 Locust Street
                             Philadelphia, PA  19102

                             Cochise Corp.
                             dba West Coast Video
                             Andorra Shopping Center
                             Henry Avenue and Cathedral Road
                             Philadelphia, PA  19128

                             Kyle David Corp.
                             dba West Coast Video
                             Sharon Hill Shopping Center
                             1102 A Chester Pike
                             Sharon Hill, PA  19079

Recital                      Principal:

                             Mr. Michael Weisberg
                             7 Marcy Court
                             Mt. Laurel, NJ  08054


1.1(a)(ix) Trade Names: West Coast Video






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                       West Coast Video of Locust Street


1.1(c)  Stores, Reflecting Street Address of Each Store, and its Owning Seller:

        Total Number of Stores:  Three

        Alex Jordan Corp.:       1521 Locust Street
                                 Philadelphia, PA  19102
                                 Michael Weisberg, President

        Cochise Corp.:           Henry Avenue and Cathedral Road
                                 Philadelphia, PA  19128
                                 Michael Weisberg, President

        Kyle David Corp.:        1102 A. Chester Pike
                                 Sharon Hill, PA  19079
                                 Michael Weisberg, President

1.3(a)  Purchase Price:     $1,088,750

1.3(b)  Cash Percentage:    60% ($653,250):

        Payable at Closing: $100,000
        Payable 1/3/97:     $553,250


1.3(b)  Allocation of Purchase Price Among
        Sellers:

        Alex Jordan Corp.:  1/3

        Cochise Corp.:      1/3

        Kyle David Corp.:   1/3


1.3(c) "Net Operating Cash Flow" shall be equal to (i) the pre-tax income from the Stores for the 12-month period ending on July 31, 1996, plus (ii) all debt-related interest expense for the Stores and depreciation and amortization expenses for the Stores for such 12-month period, plus
        (iii) all royalty expenses (if any and if expensed) attributable to such stores during such 12-month period, less (iv) all rental product purchases for the Stores during such 12-month period (including revenue sharing expenses if not previously expensed), less (v) all earned income interest for such 12-month period; with such components of Net Operating Cash Flow determined in accordance with generally accepted accounting principles applied consistently with the Sellers' past practices.




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1.4 Assumed Liabilities:

          (1) All obligations of the Sellers relating to periods after the Closing under the Leases specified on Schedule 2.11 which become due and payable after the Closing Date.

          (2) All obligations of Cochise Corp. relating to periods after the Closing under that certain Computer Lease (Altos 900 Computer) between Cochise Corp. and Bell Atlantic TriCon Leasing and Finova Manufacturer & Dealer Services (Customer Number 7143998).

          (3) All obligations of Alex Jordan Corp. relating to periods after the Closing under that certain Ticketmaster Agreement dated November 27, 1993.

          (4) All obligations of Cochise Corp. relating to periods after the Closing under that certain Ticketmaster Agreement dated June 11, 1994.

1.6 Closing Date:  November 15, 1996

2.1  Type of Entity:

     Alex Jordan Corp.: S corporation

     Cochise Corp.: S corporation

     Kyle David Corp.: S corporation


2.2 Each Seller's State of Organization, and Authorized and Issued Stock (or Other Interests), and Identity of Holders of All Legal and Beneficial Interests in Each Seller

     Alex Jordan
     Corp.:  Pennsylvania corp.
           Authorized Capital:  1,000 shares Common



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                                 Stock
            Shares Outstanding: 100 Common
            Sole Shareholder:   Michael Weisberg

     Cochise
     Corp.: Pennsylvania corp.
            Authorized Capital: 1,000 shares Common
                                Stock
            Shares Outstanding: 100 Common
            Sole Shareholder:   Michael Weisberg

     Kyle David
     Corp.: Pennsylvania corp.
            Authorized Capital: 1,000 shares Common
                                Stock
            Shares Outstanding: 100 Common
            Sole Shareholder:   Michael Weisberg

2.5(c)  Minimum Net Operating Cash Flow:  $325,000

7.10 Amount of Cash (Per Store) to Be Left at Stores, on Closing Date: $400.00.

14      Address for notices for purposes of Section 14:

        To the Principal:                       Mr. Michael Weisberg
                                                7 Marcy Court
                                                Mt. Laurel, NJ  08054


        With a copy to:                         Vincent D'Elia, Esq.
                                                Dilworth, Paxson, Kalish
                                                     and Kauffmann
                                                Commerce Atrium Building
                                                1701 Route 70 East
                                                Box 2570
                                                Cherry Hill, NJ  08034